UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05569
                                  ----------

                            FRANKLIN UNIVERSAL TRUST
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 650/312-2000
                                                            ------------

Date of fiscal year end: 8/31
                        ------

Date of reporting period:  2/29/08
                          --------


ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                     FEBRUARY 29, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         SEMIANNUAL REPORT                                     INCOME
--------------------------------------------------------------------------------

     FRANKLIN UNIVERSAL TRUST

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Franklin Universal Trust ..................................................    1

Performance Summary .......................................................    6

Important Notice to Shareholders ..........................................    7

Dividend Reinvestment and Cash Purchase Plan ..............................    8

Financial Highlights and Statement of Investments .........................   11

Financial Statements ......................................................   18

Notes to Financial Statements .............................................   22

Shareholder Information ...................................................   30

--------------------------------------------------------------------------------

Semiannual Report

Franklin Universal Trust

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Universal Trust's primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

PORTFOLIO BREAKDOWN
Based on Total Investments*
2/29/08

--------------------------------------------------------------------------------
Corporate Bonds                                                          68.0%
--------------------------------------------------------------------------------
Utilities Common Stocks                                                  27.1%
--------------------------------------------------------------------------------
Natural Resources Common Stocks                                           1.9%
--------------------------------------------------------------------------------
Foreign Government & Agency Securities                                    0.1%
--------------------------------------------------------------------------------
Miscellaneous Common Stocks                                               0.0%**
--------------------------------------------------------------------------------
Cash & Other Net Assets                                                   2.9%
--------------------------------------------------------------------------------

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

** Rounds to less than 0.1% of total investments.

Dear Shareholder:

This semiannual report for Franklin Universal Trust covers the period ended February 29, 2008.

PERFORMANCE OVERVIEW

For the six months under review, the Fund's cumulative total returns were -0.72% based on change in net asset value and +1.38% based on change in market price on the New York Stock Exchange, as shown in the Performance Summary on page 6. For comparison, the Credit Suisse (CS) High Yield Index returned -1.54%, and utilities stocks, as measured by the Standard & Poor's (S&P) 500 Utilities Index, returned -1.34% for the six months ended February 29, 2008. 1

ECONOMIC AND MARKET OVERVIEW

The pace of U.S. economic growth decelerated for the six-month period ended February 29, 2008, as fourth quarter 2007 gross domestic product grew at

1. Sources: Credit Suisse; Standard & Poor's Micropal. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The S&P 500 Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P
500. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


                                                           Semiannual Report | 1

TOP 10 HOLDINGS
Based on Total Investments*
2/29/08 vs. 8/31/07

--------------------------------------------------------------------------------
ISSUER                                                                   2/29/08
--------------------------------------------------------------------------------
Exelon Corp.                                                                3.3%
--------------------------------------------------------------------------------
FPL Group Inc.                                                              2.4%
--------------------------------------------------------------------------------
The Southern Co.                                                            2.3%
--------------------------------------------------------------------------------
Entergy Corp.                                                               2.2%
--------------------------------------------------------------------------------
Constellation Energy Group                                                  2.1%
--------------------------------------------------------------------------------
FirstEnergy Corp.                                                           2.0%
--------------------------------------------------------------------------------
Dominion Resources Inc.                                                     1.7%
--------------------------------------------------------------------------------
Public Service Enterprise Group Inc.                                        1.7%
--------------------------------------------------------------------------------
GMAC LLC                                                                    1.5%
--------------------------------------------------------------------------------
Ford Motor Credit Co. LLC                                                   1.5%
--------------------------------------------------------------------------------
                                                                         8/31/07
--------------------------------------------------------------------------------
Exelon Corp.                                                                3.0%
--------------------------------------------------------------------------------
The Southern Co.                                                            2.5%
--------------------------------------------------------------------------------
FPL Group Inc.                                                              2.4%
--------------------------------------------------------------------------------
Edison International                                                        2.3%
--------------------------------------------------------------------------------
Entergy Corp.                                                               2.1%
--------------------------------------------------------------------------------
FirstEnergy Corp.                                                           1.9%
--------------------------------------------------------------------------------
Constellation Energy Group                                                  1.9%
--------------------------------------------------------------------------------
Dominion Resources Inc.                                                     1.7%
--------------------------------------------------------------------------------
Public Service Enterprise Group Inc.                                        1.7%
--------------------------------------------------------------------------------
CenterPoint Energy Inc.                                                     1.5%
--------------------------------------------------------------------------------

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

an estimated 0.6% annualized rate, down from 4.9% annualized in the third quarter. Although consumer spending and personal income continued to support the economy, signs of a slowdown became evident during the six months under review. A number of indicators reflected a housing market correction, financial market strains, and softening business and consumer spending, as well as upward inflation pressures from increasing food, energy and commodity prices and a weaker dollar.

Volatile oil prices reached a historical high on February 29 of $102 per barrel. Core inflation, which excludes food and energy costs, rose for the period, signaling that inflation risk remains. For February 2008, core inflation had a 12-month increase of 2.3%. 2 The Federal Reserve Board's (Fed's) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 2.0%. 3

As investor uncertainty persisted, the Fed remained committed to act in an effort to restore normalcy to U.S. financial markets. After a broad-based international stock sell-off in January, the Fed cut interest rates twice and brought the federal funds target rate to 3.0%. Likewise, Congress passed a $168 billion fiscal stimulus plan intended to boost the flagging U.S. economy.

Over the period, investors sought relative safety in short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 1.65% at the end of February, down from 4.15% six months earlier. The 10-year U.S. Treasury note ended February yielding 3.53%, compared with 4.54% at the beginning of the period.

INVESTMENT STRATEGY

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

MANAGER'S DISCUSSION

During the six-month period under review, the Fund's performance was hindered by negative returns within its primary asset classes. Both high yield bonds and

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Economic Analysis.


2 | Semiannual Report
utility stocks suffered from the general environment of risk aversion that typified financial markets since the subprime mortgage crisis first emerged in the summer of 2007. Yield spreads for high yield corporate bonds began the period at 4.6 percentage points above Treasury securities, and increased to 7.6 percentage points at period-end. 4 The ending spread was the highest in nearly five years, as investors worried that the developing credit crunch would lead to a U.S. recession, and thus higher default rates. Utility stocks, displaying their traditionally defensive characteristics, continued to perform well through the end of 2007 before succumbing to weak overall equity markets in the first two months of 2008. Despite these short-term losses, our fundamental outlook for utilities remained favorable as these companies continued a trend seen in recent years of increased capital investment into their own networks and infrastructure.

HIGH YIELD CORPORATE BONDS

The Fund benefited from its overweighted position in the food and beverage industry relative to the CS High Yield Index, as well as its underweighted exposure to the building industry. 5 The food and beverage industry, which includes tobacco companies, generally benefited from its defensive, non-cyclical characteristics. Demand for food and tobacco is typically less sensitive to economic concerns, and therefore business conditions were relatively unaffected by the economic uncertainty that arose during the period. In addition, the Fund's holdings within the sector were of an overall higher quality, so their valuations held up better during the extended market sell-off. The building industry suffered in the aftermath of the subprime mortgage meltdown. New home sales fell dramatically due to home values declining in most parts of the country and significantly tighter lending standards. As a result of these factors, the building industry was one of the worst performers during the period.

The Fund's overweighted allocations in the pay television and gaming industries hurt relative performance. 6 The pay TV industry was pressured as increased competition and economic weakness contributed to lower valuations, thereby reducing the implied equity cushion underlying the bonds. As the pay TV industry generally will need to access capital markets to refinance debt over the coming years, the emerging credit crunch also weighed on such companies' performance. According to our analysis, the gaming industry weakened mainly because many companies took on increased financial leverage just as the economy began to slow. In addition, further pressuring the industry were concerns about Las Vegas casinos that cater to local residents who may be adversely affected by housing market weakness.

4. Source: Credit Suisse.

5. Food and beverage holdings are in the food, beverage and tobacco sector in the SOI. Building holdings are in the consumer durables and apparel sector in the SOI.

6. Pay television and gaming holdings are in the consumer services and media sectors in the SOI.


                                                           Semiannual Report | 3

UTILITY STOCKS

Utility stocks declined in value during the six months under review, as the sector was affected by investor concern about the overall weakening economy. However, the utility sector exhibited some of its defensive nature as the S&P 500 Utilities Index had a -1.34% return compared with the S&P 500's -8.79% return. 7 Many utilities companies increased distributions to shareholders, with significant dividend increases announced during the period by Fund holdings Exelon, Dominion Resources, FPL Group and Public Service Enterprise Group. In addition to higher dividends, many utilities may use capital for growth initiatives. The Edison Electric Institute forecasted higher capital spending by utilities companies in 2008, which continues a trend that has occurred over the past few years. An area where utilities increased spending was environmental emissions control, as the industry was preparing for an uncertain future in regard to regulation and in terms of who will bear the costs of potential CO 2 and mercury emissions legislation. Exelon and FirstEnergy, which appeared well positioned for future carbon initiatives, were leading contributors to the Fund's performance during the period under review. On the other hand, Ameren detracted from Fund performance as it faced rising cost pressures and announced earnings guidance that was below investors' expectations.

7. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500 Utilities Index. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


4 | Semiannual Report

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]           /s/ Christopher J. Molumphy

                          Christopher J. Molumphy, CFA
                          Senior Portfolio Manager

[PHOTO OMITTED]           /s/ Glenn I. Voyles

                          Glenn I. Voyles, CFA
                          Portfolio Manager

                          Franklin Universal Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 5

Performance Summary as of 2/29/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
SYMBOL: FT                                                 CHANGE           2/29/08        8/31/07
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.27             $7.14          $7.41
---------------------------------------------------------------------------------------------------
Market Price (NYSE)                                        -$0.13             $6.55          $6.68
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/07-2/29/08)
---------------------------------------------------------------------------------------------------
Dividend Income                             $0.228
---------------------------------------------------------------------------------------------------

PERFORMANCE

---------------------------------------------------------------------------------------------------
                                           6-MONTH         1-YEAR            5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1
---------------------------------------------------------------------------------------------------
Based on change in NAV 2                    -0.72%         -1.60%           +97.92%        +58.80%
---------------------------------------------------------------------------------------------------
Based on change in market price 3           +1.38%         -0.47%           +74.00%        +54.97%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 1
---------------------------------------------------------------------------------------------------
Based on change in NAV 2                    -0.72%         -1.60%           +14.63%         +4.73%
---------------------------------------------------------------------------------------------------
Based on change in market price 3           +1.38%         -0.47%           +11.71%         +4.48%
---------------------------------------------------------------------------------------------------
Distribution Rate 4                                 6.96%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT GRADE SECURITIES. IN ADDITION TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

4. Distribution rate is based on an annualization of the Fund's 3.8 cent per share February dividend and the NYSE closing price of $6.55 on 2/29/08.


6 | Semiannual Report

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

In January 2006, the Fund's Board authorized an initial open-market share repurchase program that resulted in the Fund repurchasing 10% of the Fund's outstanding shares in open-market transactions through February 1, 2008. In December 2007, the Fund's Board authorized, at the investment manager's discretion, the repurchase of an additional 10% of the Fund's outstanding shares in open market transactions. This authorization remains in effect.


                                                           Semiannual Report | 7

Dividend Reinvestment and Cash Purchase Plan

The Fund's Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. PFPC Inc. (Plan Agent), P.O. Box 9223, Chelsea, MA 02150-9223, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Universal Trust, P.O. Box 9223, Chelsea, MA 02150-9223.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.


8 | Semiannual Report

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.


                                                           Semiannual Report | 9

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.


10 | Semiannual Report

Franklin Universal Trust

FINANCIAL HIGHLIGHTS

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  FEBRUARY 29, 2008                       YEAR ENDED AUGUST 31,
                                                     (UNAUDITED)         2007         2006         2005         2004         2003
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $   7.41       $   7.09     $   7.12     $   6.48     $   5.67     $   5.13
                                                  ----------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .....................          0.25           0.47         0.45         0.45         0.43         0.45
   Net realized and unrealized gains (losses) ..         (0.30)          0.29        (0.05)        0.59         0.74         0.59
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............         (0.05)          0.76         0.40         1.04         1.17         1.04
                                                  ----------------------------------------------------------------------------------
Repurchase of shares ...........................          0.01           0.02         0.01           --           --           --
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.23)         (0.46)       (0.44)       (0.40)       (0.36)       (0.50)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................      $   7.14       $   7.41     $   7.09     $   7.12     $   6.48     $   5.67
                                                  ==================================================================================
Market value, end of period c ..................      $   6.55       $   6.68     $   6.52     $   6.22     $   5.65     $   5.20
                                                  ==================================================================================

Total return (based on market value per
   share) d ....................................          1.38%          9.38%       12.48%       17.49%       15.79%      (10.13)%

RATIOS TO AVERAGE NET ASSETS
Expenses .......................................          2.31% f        2.24% f      2.27% f      2.32% f      2.47% f      3.59%
Net investment income ..........................          6.54%          6.15%        6.47%        6.49%        6.85%        8.68%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $179,363       $190,968     $194,724     $198,861     $180,850     $158,364
Portfolio turnover rate ........................          8.79%         29.30%       32.95%       34.60%       46.35%       65.15%
Total debt outstanding at end of period
   (000's) .....................................      $ 55,000       $ 55,000     $ 55,000     $ 55,000     $ 55,000     $ 55,000
Asset coverage per $1,000 of debt ..............      $  4,261       $  4,472     $  4,540     $  4,616     $  4,288     $  3,879
Average amount of senior fixed rate notes
   per share during the period .................      $   2.17       $   2.06     $   1.97     $   1.97     $   1.97     $   1.87

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Based on the last sale on the New York Stock Exchange.

d Total return is annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 11

Franklin Universal Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY                 SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 126.9%
      COMMON STOCKS 37.9%
      AUTOMOBILES & COMPONENTS 0.0% a
    b Harvard Industries Inc. ..............................................   United States             109,618   $          1,096
                                                                                                                   -----------------
      COMMERCIAL SERVICES & SUPPLIES 0.0% a
b,c,d VS Holdings Inc. .....................................................   United States             181,875                 --
                                                                                                                   -----------------
      ENERGY 0.8%
      Spectra Energy Corp. .................................................   United States              62,350          1,440,908
                                                                                                                   -----------------
      MATERIALS 1.6%
      AngloGold Ashanti Ltd., ADR ..........................................    South Africa              30,446          1,099,710
      Barrick Gold Corp. ...................................................       Canada                 35,800          1,859,810
                                                                                                                   -----------------
                                                                                                                          2,959,520
                                                                                                                   -----------------
      UTILITIES 35.5%
      Alliant Energy Corp. .................................................   United States              55,000          1,910,700
      Ameren Corp. .........................................................   United States              60,000          2,562,000
      American Electric Power Co. Inc. .....................................   United States              30,000          1,227,600
      Atmos Energy Corp. ...................................................   United States              85,000          2,210,000
      CenterPoint Energy Inc. ..............................................   United States             226,600          3,326,488
      Constellation Energy Group ...........................................   United States              55,000          4,859,250
      Dominion Resources Inc. ..............................................   United States             100,000          3,994,000
      Duke Energy Corp. ....................................................   United States             124,700          2,187,238
      Edison International .................................................   United States              65,000          3,211,000
      Entergy Corp. ........................................................   United States              50,500          5,188,370
      Exelon Corp. .........................................................   United States             104,000          7,784,400
      FirstEnergy Corp. ....................................................   United States              70,000          4,731,300
      FPL Group Inc. .......................................................   United States              93,000          5,606,970
      Pinnacle West Capital Corp. ..........................................   United States              76,000          2,701,800
      Progress Energy Inc. .................................................   United States              30,000          1,257,300
      Public Service Enterprise Group Inc. .................................   United States              90,000          3,969,000
      Sempra Energy ........................................................   United States              28,500          1,514,205
      The Southern Co. .....................................................   United States             155,000          5,352,150
                                                                                                                   -----------------
                                                                                                                         63,593,771
                                                                                                                   -----------------
      TOTAL COMMON STOCKS (COST $43,248,324) ...............................                                             67,995,295
                                                                                                                   -----------------

                                                                                                ------------------
                                                                                                PRINCIPAL AMOUNT e
                                                                                                ------------------
      CORPORATE BONDS 88.9%
      AUTOMOBILES & COMPONENTS 2.1%
    f Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15 .......   United States           1,700,000          1,462,000
      General Motors Corp., senior deb., 8.25%, 7/15/23 ....................   United States             700,000            532,875
    f TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17 ...............   United States           2,000,000          1,830,000
                                                                                                                   -----------------
                                                                                                                          3,824,875
                                                                                                                   -----------------
      CAPITAL GOODS 7.2%
      DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 .............   United States           1,800,000          1,809,000
      Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15 ...................   United States           2,000,000          1,917,500
      L-3 Communications Corp., senior sub. note, 6.375%, 10/15/15 .........   United States           2,500,000          2,493,750
      RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ..............   United States           2,000,000          1,810,000


12 |  Semiannual Report

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY       PRINCIPAL AMOUNT e       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      CAPITAL GOODS (CONTINUED)
      RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 ..............   United States           2,200,000   $      1,809,500
      TransDigm Inc., senior sub. note, 7.75%, 7/15/14 .....................   United States           1,500,000          1,500,000
      United Rentals North America Inc., senior sub. note, 7.75%,
         11/15/13 ..........................................................   United States           2,000,000          1,630,000
                                                                                                                   -----------------
                                                                                                                         12,969,750
                                                                                                                   -----------------
      COMMERCIAL SERVICES & SUPPLIES 3.1%
      Allied Waste North America Inc., senior secured note, 6.875%,
         6/01/17 ...........................................................   United States           1,100,000          1,069,750
      ARAMARK Corp., senior note, 8.50%, 2/01/15 ...........................   United States           2,000,000          1,980,000
    f Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14 ...................   United Kingdom          1,500,000          1,432,500
      JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ...........   United States           1,000,000          1,000,000
                                                                                                                   -----------------
                                                                                                                          5,482,250
                                                                                                                   -----------------
      CONSUMER DURABLES & APPAREL 3.3%
      Jarden Corp., senior sub. note, 7.50%, 5/01/17 .......................   United States           2,000,000          1,762,500
      Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .................   United States           1,400,000          1,358,000
      KB Home, senior note,
           6.25%, 6/15/15 ..................................................   United States           1,200,000          1,081,500
           7.25%, 6/15/18 ..................................................   United States             800,000            746,000
      Visant Holding Corp., senior note, 8.75%, 12/01/13 ...................   United States           1,100,000          1,047,750
                                                                                                                   -----------------
                                                                                                                          5,995,750
                                                                                                                   -----------------
      CONSUMER SERVICES 4.2%
c,d,g Atherton Franchise Capital, 13.073%, 12/01/08 ........................   United States             721,603              7,216
    f Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 .......................   United States           1,100,000            797,500
      MGM MIRAGE, senior note,
           6.875%, 4/01/16 .................................................   United States           2,000,000          1,810,000
           7.50%, 6/01/16 ..................................................   United States             500,000            467,500
    f Outback Steakhouse Inc., senior note, 144A, 10.00%, 6/15/15 ..........   United States           1,300,000            799,500
      Royal Caribbean Cruises Ltd., senior note,
           8.00%, 5/15/10 ..................................................   United States           1,200,000          1,267,274
           6.875%, 12/01/13 ................................................   United States             800,000            766,892
      Station Casinos Inc., senior sub. note,
           6.50%, 2/01/14 ..................................................   United States             300,000            201,750
           6.875%, 3/01/16 .................................................   United States           2,200,000          1,397,000
                                                                                                                   -----------------
                                                                                                                          7,514,632
                                                                                                                   -----------------
      DIVERSIFIED FINANCIALS 4.0%
      Ford Motor Credit Co. LLC,
           7.80%, 6/01/12 ..................................................   United States           2,000,000          1,725,986
           senior note, 9.875%, 8/10/11 ....................................   United States           2,000,000          1,852,646
      GMAC LLC, 6.875%, 8/28/12 ............................................   United States           4,500,000          3,595,185
                                                                                                                   -----------------
                                                                                                                          7,173,817
                                                                                                                   -----------------
      ENERGY 9.6%
    f Bristow Group Inc., senior note, 144A, 7.50%, 9/15/17 ................   United States             700,000            705,250
      Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 .................   United States           2,500,000          2,400,000


                                                          Semiannual Report | 13

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY       PRINCIPAL AMOUNT e       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      ENERGY (CONTINUED)
      Compagnie Generale de Geophysique-Veritas, senior note,
           7.50%, 5/15/15 ..................................................       France                400,000   $        404,000
           7.75%, 5/15/17 ..................................................       France                600,000            607,500
      Copano Energy LLC, senior note, 8.125%, 3/01/16 ......................   United States           1,500,000          1,537,500
      El Paso Corp., senior note, 6.875%, 6/15/14 ..........................   United States           2,400,000          2,466,137
      Mariner Energy Inc., senior note, 7.50%, 4/15/13 .....................   United States           2,500,000          2,418,750
      Markwest Energy Partners LP, senior note, 6.875%, 11/01/14 ...........   United States           2,000,000          1,902,500
    f Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 ............    Switzerland            2,000,000          1,845,000
      Tesoro Corp., senior note, 6.50%, 6/01/17 ............................   United States             600,000            561,000
      The Williams Cos. Inc.,
           8.75%, 3/15/32 ..................................................   United States             800,000            946,000
           senior note, 7.625%, 7/15/19 ....................................   United States             600,000            645,000
           senior note, 7.875%, 9/01/21 ....................................   United States             700,000            766,500
                                                                                                                   -----------------
                                                                                                                         17,205,137
                                                                                                                   -----------------
      FOOD, BEVERAGE & TOBACCO 3.1%
      Dean Foods Inc., senior note, 7.00%, 6/01/16 .........................   United States           1,400,000          1,232,000
      Dole Foods Co., senior note, 7.25%, 6/15/10 ..........................   United States             100,000             82,500
      Reynolds American Inc., senior secured note, 7.625%, 6/01/16 .........   United States           2,500,000          2,659,960
      Smithfield Foods Inc., senior note, 7.75%,
           5/15/13 .........................................................   United States             700,000            691,250
           7/01/17 .........................................................   United States           1,000,000            955,000
                                                                                                                   -----------------
                                                                                                                          5,620,710
                                                                                                                   -----------------
      HEALTH CARE EQUIPMENT & SERVICES 6.6%
      FMC Finance III SA, senior note, 6.875%, 7/15/17 .....................      Germany              2,500,000          2,518,750
      HCA Inc., senior note, 6.50%, 2/15/16 ................................   United States           2,500,000          2,125,000
      Tenet Healthcare Corp., senior note, 7.375%, 2/01/13 .................   United States           2,500,000          2,181,250
  h,i U.S. Oncology Holdings Inc., senior note, FRN, PIK, 10.759%,
         3/15/12 ...........................................................   United States           2,000,000          1,550,000
    i United Surgical Partners International Inc., senior sub. note, PIK,
         9.25%, 5/01/17 ....................................................   United States           1,100,000          1,017,500
      Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
         10/01/14 ..........................................................   United States           2,500,000          2,400,000
                                                                                                                   -----------------
                                                                                                                         11,792,500
                                                                                                                   -----------------
      MATERIALS 10.6%
      Crown Americas Inc., senior note, 7.75%, 11/15/15 ....................   United States           2,500,000          2,568,750
      Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%,
         4/01/17 ...........................................................   United States           1,700,000          1,806,250
      Huntsman International LLC, senior sub. note, 7.875%, 11/15/14 .......   United States           2,500,000          2,600,000
    f Ineos Group Holdings PLC, 144A, 8.50%, 2/15/16 .......................   United Kingdom          2,500,000          1,887,500
      JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ....................      Ireland              2,000,000          1,810,000
    f MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ...............   United States           1,300,000          1,150,500
      Nalco Co., senior sub. note, 8.875%, 11/15/13 ........................   United States           2,000,000          2,050,000
    f New Page Corp., senior secured note, 144A, 10.00%, 5/01/12 ...........   United States           2,000,000          2,015,000


14 | Semiannual Report

Franklin Universal Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY      PRINCIPAL AMOUNT e         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      MATERIALS (CONTINUED)
      Novelis Inc., senior note, 7.25%, 2/15/15 ..........................       Canada           1,700,000        $     1,538,500
      Owens-Brockway Glass Container Inc., senior note, 6.75%,
        12/01/14 .........................................................   United States        1,500,000              1,507,500
                                                                                                                   ----------------
                                                                                                                        18,934,000
                                                                                                                   ----------------
      MEDIA 11.8%
      Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 ..........   United States        1,200,000              1,161,000
      CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ...............       Canada           2,000,000              1,890,000
      CCH I LLC, senior secured note, 11.00%, 10/01/15 ...................   United States          800,000                560,000
      CCH II LLC, senior note, 10.25%, 9/15/10 ...........................   United States        2,500,000              2,300,000
      CSC Holdings Inc., senior note, 6.75%, 4/15/12 .....................   United States          800,000                776,000
      Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ..............   United States        2,342,000              1,973,135
      Dish Network Corp., senior note, 7.125%, 2/01/16 ...................   United States        2,000,000              1,975,000
      Idearc Inc., senior note, 8.00%, 11/15/16 ..........................   United States        2,500,000              1,487,500
      Lamar Media Corp., senior sub. note, 6.625%, 8/15/15 ...............   United States        2,500,000              2,312,500
      LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .............   United States        1,500,000              1,365,000
      Quebecor Media Inc.,
       f 144A, 7.75%, 3/15/16 ............................................       Canada             200,000                184,500
         senior note, 7.75%, 3/15/16 .....................................       Canada           2,000,000              1,845,000
      R.H. Donnelley Corp., senior note, 8.875%, 1/15/16 .................   United States          700,000                420,000
      Radio One Inc., senior sub. note, 6.375%, 2/15/13 ..................   United States        1,700,000              1,198,500
  f,i Univision Communications Inc., senior note, 144A, PIK, 9.75%,
        3/15/15 ..........................................................   United States        2,500,000              1,737,500
                                                                                                                   ----------------
                                                                                                                        21,185,635
                                                                                                                   ----------------
      REAL ESTATE 1.1%
      Host Marriott LP, senior note,
         M, 7.00%, 8/15/12 ...............................................   United States        1,500,000              1,470,000
         O, 6.375%, 3/15/15 ..............................................   United States          500,000                470,000
                                                                                                                   ----------------
                                                                                                                         1,940,000
                                                                                                                   ----------------
      RETAILING 2.3%
    f Dollar General Corp., senior note, 144A, 10.625%, 7/15/15 ..........   United States        2,000,000              1,920,000
      Michaels Stores Inc., senior note, 10.00%, 11/01/14 ................   United States        2,500,000              2,196,875
                                                                                                                   ----------------
                                                                                                                         4,116,875
                                                                                                                   ----------------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.6%
      Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14 ........   United States        1,300,000              1,066,000
                                                                                                                   ----------------
      SOFTWARE & SERVICES 3.6%
    f First Data Corp., senior note, 144A, 9.875%, 9/24/15 ...............   United States        1,300,000              1,129,375
      Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 ...............   United States        2,400,000              2,526,000
  c,g PSINet Inc.,
         10.50%, 12/01/06 ................................................   United States          700,000                     70
         senior note, 11.00%, 8/01/09 ....................................   United States        3,250,000                    325
      SunGard Data Systems Inc.,
         senior note, 9.125%, 8/15/13 ....................................   United States          900,000                911,250
         senior sub. note, 10.25%, 8/15/15 ...............................   United States        1,900,000              1,900,000
                                                                                                                   ----------------
                                                                                                                         6,467,020
                                                                                                                   ----------------


                                                          Semiannual Report | 15

Franklin Universal Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY      PRINCIPAL AMOUNT e         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      TECHNOLOGY HARDWARE & EQUIPMENT 1.1%
      Sanmina-SCI Corp.,
       f,h senior note, 144A, FRN, 7.741%, 6/15/14 .......................   United States          700,000        $       647,500
           senior sub. note, 6.75%, 3/01/13 ..............................   United States        1,100,000                962,500
           senior sub. note, 8.125%, 3/01/16 .............................   United States          400,000                358,000
                                                                                                                   ----------------
                                                                                                                         1,968,000
                                                                                                                   ----------------
      TELECOMMUNICATION SERVICES 7.8%
    f Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 .............      Jamaica           2,000,000              1,755,000
      Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
        10.375% thereafter, 11/15/12 .....................................  United Kingdom        1,500,000              1,458,750
    j Intelsat Subsidiary Holding Co. Ltd., senior note, 8.25%, 1/15/13 ..      Bermuda           2,500,000              2,512,500
      MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ...............   United States        2,000,000              1,770,000
      Qwest Communications International Inc., senior note, 7.50%,
        2/15/14 ..........................................................   United States        2,000,000              1,955,000
    f Wind Acquisition Finance SA, senior note, 144A, 10.75%,
        12/01/15 .........................................................       Italy            2,500,000              2,543,750
      Windstream Corp., senior note, 8.625%, 8/01/16 .....................   United States        1,900,000              1,942,750
                                                                                                                   ----------------
                                                                                                                        13,937,750
                                                                                                                   ----------------
      UTILITIES 6.8%
      Aquila Inc., senior note, 14.875%, 7/01/12 .........................   United States        2,000,000              2,470,000
      Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ..................   United States        2,600,000              2,645,500
      Edison Mission Energy, senior note, 7.00%, 5/15/17 .................   United States        2,300,000              2,271,250
      NRG Energy Inc., senior note, 7.375%,
           2/01/16 .......................................................   United States        1,800,000              1,739,250
           1/15/17 .......................................................   United States          700,000                675,500
    f Texas Competitive Electric Holdings Co. LLC, senior note, 144A,
        10.25%, 11/01/15 .................................................   United States        2,500,000              2,450,000
                                                                                                                   ----------------
                                                                                                                        12,251,500
                                                                                                                   ----------------
      TOTAL CORPORATE BONDS (COST $174,331,492) ..........................                                             159,446,201
                                                                                                                   ----------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 0.1%
      GOVERNMENT BONDS 0.1%
      Eskom Holdings Ltd., 11.00%,
           6/01/08 .......................................................    South Africa          783,334 ZAR             99,902
           6/01/09 .......................................................    South Africa          783,333 ZAR             99,247
                                                                                                                   ----------------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
        (COST $427,688) ..................................................                                                 199,149
                                                                                                                   ----------------
      TOTAL LONG TERM INVESTMENTS (COST $218,007,504) ....................                                             227,640,645
                                                                                                                   ----------------


16 | Semiannual Report

Franklin Universal Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          COUNTRY        SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      SHORT TERM INVESTMENT (COST $3,954,779) 2.2%
      MONEY MARKET FUND 2.2%
    k Franklin Institutional Fiduciary Trust Money Market Portfolio, 3.13% .........   United States   3,954,779   $     3,954,779
                                                                                                                   ----------------
      TOTAL INVESTMENTS (COST $221,962,283) 129.1% .................................                                   231,595,424
      NOTES PAYABLE (30.6)% ........................................................                                   (55,000,000)
      OTHER ASSETS, LESS LIABILITIES 1.5% ..........................................                                     2,767,484
                                                                                                                   ----------------
      NET ASSETS 100.0% ............................................................                               $   179,362,908
                                                                                                                   ================

CURRENCY ABBREVIATIONS

ZAR - South African Rand

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
FRN - Floating Rate Note
PIK - Payment-In-Kind

a Rounds to less than 0.1% of net assets.

b Non-income producing for the twelve months ended February 29, 2008.

c Security has been deemed illiquid because it may not be able to be sold within seven days. At February 29, 2008, the aggregate value of these securities was $7,611, representing less than 0.01% of net assets.

d See Note 10 regarding restricted securities.

e The principal amount is stated in U.S. dollars unless otherwise indicated.

f Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 29, 2008, the aggregate value of these securities was $26,292,375, representing 14.66% of net assets.

g See Note 9 regarding defaulted securities.

h The coupon rate shown represents the rate at period end.

i Income may be received in additional securities and/or cash.

j See Note 11 regarding other considerations.

k See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 17

Franklin Universal Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................................   $  218,007,504
      Cost - Sweep Money Fund (Note 8) .........................................        3,954,779
                                                                                   ---------------
      Total cost of investments ................................................   $  221,962,283
                                                                                   ===============
      Value - Unaffiliated issuers .............................................   $  227,640,645
      Value - Sweep Money Fund (Note 8) ........................................        3,954,779
                                                                                   ---------------
      Total value of investments ...............................................      231,595,424
   Foreign currency, at value (cost $110,408) ..................................           99,975
   Receivables:
      Investment securities sold ...............................................          658,284
      Dividends and interest ...................................................        3,773,588
   Note issuance costs (Note 3) ................................................           19,523
                                                                                   ---------------
         Total assets ..........................................................      236,146,794
                                                                                   ---------------
Liabilities:
   Payables:
      Investment securities purchased ..........................................          578,535
      Affiliates ...............................................................          147,272
      Distributions to shareholders ............................................          955,012
   Senior fixed rate notes (Note 3) ............................................       55,000,000
   Funds advanced by custodian .................................................           20,700
   Accrued expenses and other liabilities ......................................           82,367
                                                                                   ---------------
         Total liabilities .....................................................       56,783,886
                                                                                   ---------------
            Net assets, at value ...............................................   $  179,362,908
                                                                                   ===============
Net assets consist of:
   Paid-in capital .............................................................   $  235,784,083
   Undistributed net investment income .........................................        3,132,450
   Net unrealized appreciation (depreciation) ..................................        9,622,707
   Accumulated net realized gain (loss) ........................................      (69,176,332)
                                                                                   ---------------
            Net assets, at value ...............................................   $  179,362,908
                                                                                   ===============
Shares outstanding .............................................................       25,131,894
                                                                                   ===============
Net asset value per share ......................................................   $         7.14
                                                                                   ===============


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Universal Trust

STATEMENT OF OPERATIONS
for the six months ended February 29, 2008 (unaudited)

Investment income:
   Dividends:
      Unaffiliated issuers .....................................................   $    1,220,970
      Sweep Money Fund (Note 8) ................................................           77,093
   Interest ....................................................................        7,205,678
                                                                                   ---------------
         Total investment income ...............................................        8,503,741
                                                                                   ---------------
Expenses:
   Management fees (Note 4a) ...................................................          924,573
   Interest expense (Note 3) ...................................................        1,138,500
   Transfer agent fees .........................................................           31,896
   Custodian fees (Note 5) .....................................................            4,298
   Reports to shareholders .....................................................           20,995
   Professional fees ...........................................................           52,098
   Trustees' fees and expenses .................................................            8,539
   Amortization of note issuance costs (Note 3) ................................           23,886
   Other .......................................................................           17,371
                                                                                   ---------------
         Total expenses ........................................................        2,222,156
         Expense reductions (Note 5) ...........................................           (2,100)
                                                                                   ---------------
            Net expenses .......................................................        2,220,056
                                                                                   ---------------
               Net investment income ...........................................        6,283,685
                                                                                   ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................        2,259,577
      Foreign currency transactions ............................................              193
                                                                                   ---------------
               Net realized gain (loss) ........................................        2,259,770
                                                                                   ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................       (9,943,361)
      Translation of assets and liabilities denominated in foreign currencies ..           (9,780)
                                                                                   ---------------
               Net change in unrealized appreciation (depreciation) ............       (9,953,141)
                                                                                   ---------------
Net realized and unrealized gain (loss) ........................................       (7,693,371)
                                                                                   ---------------
Net increase (decrease) in net assets resulting from operations ................   $   (1,409,686)
                                                                                   ===============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Franklin Universal Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               ------------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                               FEBRUARY 29, 2008      YEAR ENDED
                                                                                                  (UNAUDITED)      AUGUST 31, 2007
                                                                                               ------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................   $       6,283,685   $    12,445,928
      Net realized gain (loss) from investments and foreign currency transactions ..........           2,259,770         2,829,968
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies ...........          (9,953,141)        4,787,313
                                                                                               ------------------------------------
            Net increase (decrease) in net assets resulting from operations ................          (1,409,686)       20,063,209
                                                                                               ------------------------------------
   Distributions to shareholders from net investment income ................................          (5,772,658)      (12,153,252)
   Capital share transactions from repurchase of shares (Note 2) ...........................          (4,422,626)      (11,666,494)
                                                                                               ------------------------------------
            Net increase (decrease) in net assets ..........................................         (11,604,970)       (3,756,537)
Net assets:
   Beginning of period .....................................................................         190,967,878       194,724,415
                                                                                               ------------------------------------
   End of period ...........................................................................   $     179,362,908   $   190,967,878
                                                                                               ====================================
Undistributed net investment income included in net assets:
   End of period ...........................................................................   $       3,132,450   $     2,621,423
                                                                                               ====================================


20 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Universal Trust

STATEMENT OF CASH FLOWS
for the six months ended February 29, 2008 (unaudited)

Cash flow from operating activities:
   Dividends and interest received .............................................   $    8,118,532
   Operating expenses paid .....................................................       (1,067,906)
   Interest expense paid .......................................................       (1,138,500)
   Purchases of long-term investments ..........................................      (20,639,774)
   Sales and maturities of long-term investments ...............................       26,269,389
   Net purchases of short-term investments .....................................       (2,317,819)
                                                                                   ---------------
      Cash provided - operating activities .....................................        9,223,922
                                                                                   ---------------
Cash flow from financing activities:
   Open-market shares repurchased ..............................................       (4,584,903)
   Distributions to shareholders ...............................................       (5,798,205)
                                                                                   ---------------
      Cash used - financing activities .........................................      (10,383,108)
                                                                                   ---------------
Net increase (decrease) in cash ................................................       (1,159,186)
Cash at beginning of period ....................................................        1,248,894
                                                                                   ---------------
Cash at end of period ..........................................................   $       89,708
                                                                                   ===============

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATING ACTIVITIES
For the period ended February 29, 2008

Net increase (decrease) in net assets resulting from operating activities ......   $   (1,409,686)
   Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
         Amortization of note issuance costs ...................................           23,886
         Net amortization income ...............................................         (129,693)
         Reinvested dividends from Sweep Money Fund ............................          (77,093)
         Other investment transactions .........................................         (145,778)
         Increase in dividends and interest receivable .........................          (32,645)
         Increase in other liabilities .........................................          (10,236)
         Decrease in cost of investments .......................................        1,052,026
         Decrease in unrealized appreciation on investments ....................        9,953,141
                                                                                   ---------------
Net cash provided by operating activities ......................................   $    9,223,922
                                                                                   ===============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin Universal Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of


22 | Semiannual Report

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                          Semiannual Report | 23

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 29, 2008, there were an unlimited number of shares authorized ($0.01 par value). During the periods ended February 29, 2008 and August 31, 2007 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


24 | Semiannual Report

Franklin Universal Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

In January 2006, the Fund's Board of Trustees authorized an initial open-market share repurchase program that resulted in the Fund repurchasing 10% of the Fund's outstanding shares in open-market transactions through February 1, 2008. In December 2007, the Fund's Board of Trustees authorized, at the investment manager's discretion, the repurchase of an additional 10% of the Fund's outstanding shares in open market transactions. This authorization remains in effect.

Transactions in the Fund's shares were as follows:

                                                --------------------------------------------
                                                 SIX MONTHS ENDED          YEAR ENDED
                                                 FEBRUARY 29, 2008      AUGUST 31, 2007
                                                --------------------------------------------
                                                SHARES     AMOUNT      SHARES      AMOUNT
                                                --------------------------------------------
Shares repurchased ..........................   648,100  $4,422,626  1,681,800  $11,666,494

Weighted average discount of market
   price to net asset value of shares
   repurchased ..............................                            11.34%        8.78%

3. SENIOR FIXED RATE NOTES

On August 29, 2003, the Fund issued $55 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 4.14% per year, to maturity on August 29, 2008. The Fund may prepay the Notes at par at any time; therefore, market value approximates the principal amount of the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Note Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended February 29, 2008.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                        AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                 Investment Manager
Franklin Templeton Services, LLC (FT Services)    Administrative Manager


                                                          Semiannual Report | 25

Franklin Universal Trust

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 29, 2008, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2008 ............................................................   $ 2,437,234
2009 ............................................................     1,167,255
2010 ............................................................     6,827,086
2011 ............................................................    34,372,527
2012 ............................................................    18,676,213
2013 ............................................................     3,246,257
2014 ............................................................     4,662,560
                                                                    ------------
                                                                    $71,389,132
                                                                    ============

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2007, the Fund deferred realized currency losses of $106,970.


26 | Semiannual Report

Franklin Universal Trust

6. INCOME TAXES (CONTINUED)

At February 29, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................................   $ 222,282,355
                                                                 ==============

Unrealized appreciation ......................................   $  30,915,136
Unrealized depreciation ......................................     (21,602,067)
                                                                 --------------
Net unrealized appreciation (depreciation) ...................   $   9,313,069
                                                                 ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and Note offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2008, aggregated $21,218,309 and $26,927,866, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 68.93% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 29, 2008, the aggregate value of these securities was $7,611, representing less than 0.01% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.


                                                          Semiannual Report | 27

Franklin Universal Trust

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At February 29, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/                                                              ACQUISITION
     SHARES         ISSUER                                                         DATE       COST      VALUE
---------------------------------------------------------------------------------------------------------------
    721,603         Atherton Franchise Capital, 13.073%,
                      12/01/08 .............................................     4/28/94     $721,603   $7,216
    181,875         VS Holdings Inc. .......................................    12/06/01      181,875       --
                                                                                                        -------
                    TOTAL RESTRICTED SECURITIES (0.00% of Net Assets) a ....                            $7,216
                                                                                                        =======

a Rounds to less than 0.01% of net assets.

11. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager may have discussions with issuers and underwriters that could cause the Investment Manager to be in the possession of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

12. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.


28 | Semiannual Report

Franklin Universal Trust

12. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or their shareholders whole, as appropriate.

13. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on February 29, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions for each of the three open tax years as of February 29, 2008 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 29

Franklin Universal Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Universal Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of


30 | Semiannual Report

Franklin Universal Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, as well as the Lipper report furnished for the agreement renewals. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of the Fund and all leveraged closed-end high current yield funds as selected by Lipper during 2007, as well as the previous 10 years ended December 31, 2007. Such report considered both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund's income return to be the lowest in such performance universe for the one-year period and on an annualized basis for each of the previous three-, five- and 10-year periods, but that the Fund's total return was in the highest quintile of such universe during 2007 and on an annualized basis for the previous three-and five-year periods as well, and in the second-highest quintile for the previous 10-year period. In discussing such performance, management pointed out the Fund's mandate to invest between 20% and 30% of its assets in utilities stocks differed from the Lipper performance universe, which included pure high yield funds, and that its relative income performance within such universe reflected such difference. The Board was satisfied with the Fund's investment performance in view of such explanation and its overall rate of return noting that its income return exceeded 6% in 2007 and on an annualized basis also exceeded 6% for the previous three- and five-year periods and was 8.64% for the previous 10-year period as shown by the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with a Lipper expense group consisting of the Fund and six other leveraged closed-end high current yield funds as selected by Lipper. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group


                                                          Semiannual Report | 31

Franklin Universal Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of investment management fees and showed the Fund's contractual management fee rate to be tied with another fund as the lowest in its Lipper expense group and its total expenses to be the third lowest in such expense group. The Board found such expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing


32 | Semiannual Report

Franklin Universal Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2007. Additionally, the Fund expects to file, on or about April 30, 2008, such certifications with its Form N-CSRS for the six months ended February 29, 2008.


                                                          Semiannual Report | 33

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund 2
Franklin Small Cap Growth Fund 3
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 5
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

3. Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


04/08                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

SEMIANNUAL REPORT

FRANKLIN UNIVERSAL TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FUT S2008 04/08


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.               N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.


Members of the Audit Committee are: Robert F. Carlson, Frank W.T. LaHaye, and John B. Wilson.


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           N/A



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

  ------------------------------- ------------------ ------------------ ------------------- --------------------
                                  (a)                (b)                (c)                 (d)


                                                                          TOTAL NUMBER OF
                                                                          SHARES PURCHASED    MAXIMUM NUMBER OF
                                                                          AS PART OF           SHARES THAT MAY
                                                                          PUBLICLY             YET BE PURCHASED
                                  TOTAL NUMBER OF     AVERAGE PRICE      ANNOUNCED PLANS       UNDER THE PLANS OR
      PERIOD                     SHARES PURCHASED     PAID PER SHARE     OR PROGRAM                PROGRAMS
  ---------------------------------------------------------------------------------------------------------------
  (9/1/07 - 9/30/07)                   182,400             6.77              182,400              465,700
  ---------------------------------------------------------------------------------------------------------------
  (10/1/07 - 10/31/07)                 157,500             6.95              157,500              308,200
  ---------------------------------------------------------------------------------------------------------------
  (11/1/07 - 11/30/07)                 130,300             6.77              130,300              177,900
  ---------------------------------------------------------------------------------------------------------------
  (12/1/07 - 12/31/07)                  76,800             6.88               76,800             2,614,289
  ---------------------------------------------------------------------------------------------------------------
  (1/1/08 - 1/31/08)                    98,900             6.76               98,900             2,515,389
  ---------------------------------------------------------------------------------------------------------------
  (2/1/08 - 2/29/08)                     2,200             6.76                2,200             2,513,189
  ---------------------------------------------------------------------------------------------------------------
  TOTAL                                648,100             6.82              648,100             2,513,189
  ---------------------------------------------------------------------------------------------------------------

In January 2006, the Fund's Board of Trustees authorized an initial open-market share repurchase program that resulted in the Fund repurchasing 2,792,429 shares in open market transactions through February 1, 2008. In December 2007, the Fund's Board of Trustees authorized, at the investment manager's discretion, the repurchase of an additional 2,513,189 shares in open market transactions. This authorization remains in effect"


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /s/GALEN G. VETTER
 -----------------------------
Galen G. Vetter
Chief Executive Officer -
  Finance and Administration
Date: April 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/GALEN G. VETTER
 ----------------------------
Galen G. Vetter
Chief Executive Officer -
 Finance and Administration
Date:  April 28, 2008

By /s/LAURA F. FERGERSON
 ----------------------------
Laura F. Fergerson
Chief Financial Officer and
  Chief Accounting Officer
Date: April 28, 2008